SEE LEGEND ON REVERSE

NUMBER

CERT.9999

Skillful Craftsman Education Technology Ltd

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

ORDINARY SHARES $0.0001 PAR VALUE

SHARES

*******9,000,000,000*******

ORDINARY SHARES

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of * NINE BILLION *

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF

Skillful Craftsman Education Technology Ltd

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED:

VSTOCK TRANSFER, LLC

Transfer Agent and Registrar

By:____________________________

AUTHORIZED SIGNATURE

Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..........................Custodian........................ (Cust) (Minor)
TEN ENT	- as tenants by the entireties	
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act.. (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____*, Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X ____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND , ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY OR ITS TRANSFER AGENT.

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY